Exhibit 10.2

AMENDMENT

TO

MASTER SECURITY AGREEMENT

DATED AS OF APRIL 23, 2012 AND

PROGRESS PAYMENT AGREEMENT DATED AS OF SEPTEMBER 28, 2015

THIS AMENDMENT ("Amendment") amends and supplements the above agreements (the collectively, the "Agreement"), each between General Electric Capital Corporation, together with its successors and assigns, if any ("Secured Party") and Apio, Inc. ("Debtor") and is hereby incorporated into the Agreement as though fully set forth therein. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement. The Agreement is hereby amended as follows:

1. Secured Party and Debtor hereby acknowledge and agree each and every Progress Payment Loan, and the documents and obligations related thereto, constitute an “Equipment Loan Supplement” for purposes of that certain Credit Agreement dated as of April 23, 2012, as amended from time to time, by and among, Debtor, Cal Ex Trading Company, and Greenline Logistics, Inc., the other “Credit Parties” thereto, General Electric Capital Corporation, in its role thereunder as Agent for the “Lenders” named therein, and the other financial institutions party thereto as “Lenders”.

Except as expressly modified hereby, all terms and provisions of the Agreement and the other Debt Documents shall remain unmodified and in full force and effect. This Amendment is not binding or effective with respect to the Agreement until executed on behalf of Secured Party and Debtor by authorized representatives of such parties.

IN WITNESS WHEREOF, Secured Party and Debtor have caused this Amendment to be executed by their duly authorized representatives as of the ___ day of ________________________, 2015.

Secured Party:	Debtor:
General Electric Capital Corporation	APIO, INC.

By:	By:
Name:	Name:
Title:	Title:

GUARANTOR’S CONSENT AND CONFIRMATION OF GUARANTY

The undersigned has read the foregoing and hereby consents to the terms and conditions thereof. The undersigned further consents, agrees and affirms, for good and valuable consideration, the receipt of which is hereby acknowledged, that the continuing Guaranty, dated as of April 23, 2012, made and delivered by the undersigned in favor of General Electric Capital Corporation, is hereby reaffirmed in all respects and remains and shall remain in full force and effect without variance, qualification, discharge, or diminution by reason of the foregoing or otherwise.

LANDEC CORPORATION

By: _______________________________________

Title: ______________________________________

Date:______________________________________